SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):     March 21, 2002
                                                      --------------



                              AUDIOVOX CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                         1-9532             13-1964841
------------------------------   -----------------  ----------------------------
(State or other jurisdiction     (Commission        (IRS Employer Identification
 of Incorporation or             File Number)               Number)
 organization)



150 Marcus Boulevard, Hauppauge, New York                   11788
---------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:           (631) 231-7750
                                                              ----------------



                                      NONE
-------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)




                                   Page 1 of 4
                             Exhibit Index on Page 4

Item 5.  Other Events

A.         Waiver to the Fourth Amended and Restated Credit Agreement

     Effective March 22, 2002, the Company and its Lenders executed a Waiver to the Company's Fourth Amended and Restated Credit Agreement (the "Waiver").

     The Waiver, among other things, (i) waives compliance by the Company with the provisions of subsection 9.2 (a) and (b) with respect to delivery of financial statements for the fiscal year of the Company ended November 30, 2001;
(ii) waives compliance by the Company with the requirements of subsection 10.1(a)(i)(B) with respect to the period of two consecutive fiscal quarters of the Company ending November 30, 2001, provided that the amount of the Consolidated Pre-Tax Loss for such two consecutive fiscal quarters shall not exceed $3,259,000; (iii) waives compliance by the Company with the requirements of subsection 10.1(a)(i)(C) with respect to the fiscal year of the Company ended November 30, 2001 provided that the amount of the Consolidated Pre-Tax Loss for such fiscal year shall not exceed $12,147,000; and, (iv) waives compliance by the Company with the requirements of subsection 10.1(a)(iii) with respect to the fiscal quarter of the Company ended November 30, 2001 provided that the amount of the Consolidated Pre-Tax Loss for such fiscal quarter shall not exceed $4,883,000.





                                   Page 2 of 4
                             Exhibit Index on Page 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUDIOVOX CORPORATION


Dated:  April 2, 2002                       By: s/Charles M. Stoehr
                                                --------------------------------
                                                 Charles M. Stoehr
                                                     Senior Vice President and
                                                      Chief Financial Officer





















                                   Page 3 of 4
                             Exhibit Index on Page 4

                                  EXHIBIT INDEX


Exhibit       Description

    1 Waiver dated as of March 22, 2002 to the Audiovox Corporation Fourth Amended and
              Restated Credit Agreement

























                                   Page 4 of 4
                             Exhibit Index on Page 4

                                                                 CONFORMED  COPY






     WAIVER, dated as of March 22, 2002 (this "Waiver"), under the Fourth Amended and Restated Credit Agreement, dated as of July 28, 1999 (as amended pursuant to the First Amendment and Consent thereto, dated as of October 12, 1999, the Second Amendment thereto, dated as of December 20, 1999, the Third Amendment thereto, dated as of April 14, 2000, the Fourth Amendment and Waiver thereto, dated as of June 5, 2001, and the Fifth Amendment and Waiver thereto, dated as of March 14, 2002, and as the same may further be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender"), and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders waive certain terms in the Credit Agreement as more fully set forth below; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested waivers, on the terms and conditions provided for herein;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

     2. Waivers of Subsection 9.2 (Certificates; Other Information). The Lenders hereby waive compliance by the Borrower with the requirements of subsections 9.2(a) and (b) of the Credit Agreement with respect to the delivery of financial statements for the fiscal year of the Borrower ended November 30, 2001, provided that the Borrower shall furnish to the Agent and each Lender on or before March 22, 2002, (i) a certificate of a Responsible Officer (A) stating that, to the best of such Responsible Officer's knowledge, the Borrower and each of its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Notes and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (B) showing in detail calculations supporting such statement in respect of subsections 10.1, 10.8, 10.9 and 10.10 of the Credit Agreement and (ii) a certificate of a Responsible Officer showing in detail the calculations required to determine if any Subsidiary is a Material Foreign Subsidiary.

     3. Waivers of Subsection 10.1 (Financial Condition Covenants). (a) The Lenders hereby waive compliance by the Borrower with the requirements of subsection 10.1(a)(i)(B) of the Credit Agreement with respect to the period of two consecutive fiscal quarters of the Borrower ended November 30, 2001, provided that the amount of the Consolidated Pre-Tax Loss for such two consecutive fiscal quarters shall not exceed $3,259,000.

     (b)  The  Lenders  hereby  waive   compliance  by  the  Borrower  with  the
requirements of subsection 10.1(a)(i)(C) of the Credit Agreement with respect to the fiscal year of the Borrower ended

                                                                 CONFORMED  COPY






November 30, 2001, provided that the amount of the Consolidated Pre-Tax Loss for such fiscal year shall not exceed $12,147,000.

     (c) The Lenders hereby waive compliance by the Borrower with the requirements of subsection 10.1(a)(iii) of the Credit Agreement with respect to the fiscal quarter of the Borrower ended November 30, 2001, provided that the amount of the Consolidated Pre-Tax Loss for such fiscal quarter shall not exceed $4,883,000.

     4.Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

     5.Conditions to Effectiveness. This Waiver shall become effective as of the date first written above upon receipt by the Agent of (i) counterparts to this Waiver duly executed by the Borrower and the Required Lenders and (ii) an Acknowledgement and Consent in the form of Exhibit A hereto duly executed by each of the Guarantors.

     6.Continuing Effect; No Other Waivers. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Waiver).

     7.Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of- pocket expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

     8.Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     9.GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                          AUDIOVOX CORPORATION


                                          By: s/ Charles M. Stoehr
                                              ---------------------------------
                                          Name: Charles M. Stoehr
                                          Title:   Sr. Vice Pres and CFO


                                          JPMORGAN CHASE BANK,
                                          as Agent and as a Lender


                                          By: s/John Budzynski
                                              ---------------------------------
                                          Name:    John Budzynski
                                          Title:   Vice President

                                          FLEET NATIONAL BANK, as a Lender


                                          By: s/ Steven  J. Melicharek
                                              ---------------------------------
                                          Name:    Steven J. Melicharek
                                          Title:   S.V.P.


                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as a Lender


                                          By: s/Evelyn Kusold
                                              ---------------------------------
                                          Name:    Evelyn Kusold
                                          Title:   AVP

                                          CITIBANK, N.A., as Successor to
                                          EUROPEAN AMERICAN BANK, as a Lender


                                          By: s/ Stephen Kelly
                                              ---------------------------------
                                          Name:    Stephen Kelly
                                          Title:   Vice President


                                          MELLON BANK, N.A., as a Lender


                                          By: s/ Donald G. Cassidy, Jr.
                                              ---------------------------------
                                          Name:    Donald G. Cassidy, Jr.
                                          Title:   SVP


                                          DEUTSCHE FINANCIAL SERVICES
                                          CORPORATION,
                                          as a Lender


                                          By: s/David J. Lynch
                                              ---------------------------------
                                          Name:    David J. Lynch
                                          Title:   VP Operation

                                          ISRAEL DISCOUNT BANK OF NEW YORK,
                                          as a Lender

                                          By: s/Karen Chen
                                              ---------------------------------
                                          Name:    Karen Chen
                                          Title:   Assistant Manager

                                          By: s/ Alan B. Lefkowitz
                                              ---------------------------------
                                          Name:    Alan B. Lefkowitz
                                          Title:   First Vice President


                                          NATIONAL BANK OF CANADA, as a Lender


                                          By: _________________________________
                                          Name:
                                          Title:


                                          WASHINGTON MUTUAL BANK, FA,
                                          as a Lender


                                          By: _________________________________
                                          Name:
                                          Title:


                                          BANK LEUMI USA, as a Lender


                                          By: s/Paul Tine /s/ John Koenigsberg
                                              ---------------------------------
                                          Name: Paul Tine / John Koenigsberg
                                          Title:   VP              First VP


                                          FIRSTAR BANK, N.A., as a Lender


                                          By: _________________________________
                                          Name:
                                          Title:

                                                                       Exhibit A




                           ACKNOWLEDGMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), made by each of such corporations in favor of the Collateral Agent, (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, and (iii) in the case of Audiovox Holding Corp., as the pledgor under that certain Pledge Agreement, dated as of February 9, 1996 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), made by Audiovox Holding Corp. in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as pledge agent for the secured parties thereunder, hereby consents to the execution and delivery of the Waiver to which this Acknowledgment and Consent is attached and hereby confirms and agrees that the Guarantee, the Security Agreement and the Pledge Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee, the Security Agreement, the Pledge Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) and Collateral (as defined in the Pledge Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee and the Security Agreement, as the case may be) pursuant to the terms of the Guarantee or the Security Agreement, as the case may be, or, in the case of the Pledge Agreement, secure the payment of the Secured Obligations (as defined in the Pledge Agreement) pursuant to the terms of the Pledge Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Waiver to which this Acknowledgment and Consent is attached.


                                           QUINTEX MOBILE COMMUNICATIONS CORP.


                                           By: s/Charles M. Stoehr
                                              ---------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     VP


                                           AMERICAN RADIO CORP.


                                           By: s/Charles M. Stoehr
                                              ---------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     VP

                                           AUDIOVOX INTERNATIONAL CORP.


                                           By: s/Charles M. Stoehr
                                              ---------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     VP

                                           AUDIOVOX CANADA LIMITED


                                           By: s/Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     VP

                                           AUDIOVOX HOLDING CORP.


                                           By: s/Chris Lazarides
                                              ---------------------------------
                                               Name: Chris Lazarides
                                               Title:    President


                                           AUDIOVOX ASIA INC.


                                           By: s/Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     President

                                           AUDIOVOX LATIN AMERICA LTD.


                                           By: s/Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     President

                                           AUDIOVOX COMMUNICATIONS CORP.


                                           By: s/Charles M. Stoehr
                                               -------------------------------
                                               Name:   Charles M. Stoehr
                                               Title:     Secretary

Dated as of March 22, 2002






                                                                               2